                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934
                                (Amendment No. )


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[ ]      Soliciting Material Pursuant to sec. 240.4a-11(c) or sec. 240.14a-12

                             Summit Investment Trust
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In its Charter)


- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


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



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

[Summit Investment                                     Summit Investment Trust
  Trust Symbol]                                        3435 Stelzer Road
                                                       Columbus, OH  43219-3035
                                                       1-800-272-3442
Dear Shareholder:

         We are pleased to enclose the proxy statement for the Special Meeting of Shareholders (the "Meeting") of Summit High Yield Fund (the "Fund"), the sole portfolio of Summit Investment Trust (the "Trust"), to be held on Wednesday, September 18, 1996.

         On March 13, 1996, the Trust's Board of Trustees (the "Board" or the "Trustees") approved, subject to a vote of the shareholders of the Fund, a Sub-Advisory Agreement between First Summit Capital Management, the Fund's investment adviser (the "Adviser"), and Carillon Advisers, Inc. (the "Sub-Adviser"). While the Adviser has been responsible for providing investment management services to the Fund since June 27, 1994, the date when the Fund commenced operations, the Adviser believes that the Sub-Adviser could provide valuable high yield bond investment expertise, investment research and advisory services, and investment advisory personnel experienced in a wide range of investment management techniques. The Adviser believes that the Sub-Adviser would augment the Adviser's ability to manage effectively the assets of the Fund. IF THE SUB-ADVISORY AGREEMENT IS APPROVED, THE ADVISER WILL PAY THE SUB-ADVISER'S FEE FROM THE ADVISER'S OWN FEES, AND THEREFORE, SHAREHOLDER APPROVAL OF THE SUB-ADVISORY AGREEMENT WILL NOT RESULT IN ANY NEW OR INCREASED COSTS OR EXPENSES FOR THE FUND OR ITS SHAREHOLDERS.

         Because the Fund has not previously held a meeting of its shareholders, the Trustees, at their March 13, 1996 Board meeting, also recommended that certain other matters be presented to the Fund's shareholders for their consideration. These are:

     -   the election of the Board of Trustees;
     - the approval of the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund; and
     - the ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants for the Fund's fiscal year ending May 31, 1997.

Shareholders of the Fund's two classes of shares -- the Summit High Yield Shares and the Summit High Yield Institutional Service Shares -- will vote in the aggregate on each of the proposed items, without differentiation between the classes.

         Please read the enclosed proxy statement carefully. It discusses these proposals in greater detail and the reasons why the Trustees recommend a vote FOR each of the proposals. Please take a moment now to sign and return the proxy card in the enclosed postage-paid envelope. Your prompt attention to this matter benefits all shareholders and reduces the likelihood of the Trust incurring additional solicitation and meeting expenses.

                                             Sincerely,


                                             Craig C. Rudesill
                                             Secretary

                             SUMMIT INVESTMENT TRUST

                             SUMMIT HIGH YIELD FUND
                            SUMMIT HIGH YIELD SHARES
                 SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES
                                3435 STELZER ROAD
                            COLUMBUS, OHIO 43219-3035

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 18, 1996

To the shareholders of the Summit High Yield Fund, the sole portfolio of Summit Investment Trust:

Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the Summit High Yield Fund (the "Fund"), a series of Summit Investment Trust (the "Trust"), will be held at the Ivy Hills Country Club, 7711 Ivy Hills Boulevard, Cincinnati, Ohio, on Wednesday, September 18, 1996 at 11:00 a.m., Eastern time. At the Meeting, you and other shareholders of the Fund will be asked to consider and vote:

1.       To elect the Board of Trustees.

2. To approve or disapprove the Investment Advisory Agreement between First Summit Capital Management and the Trust, retaining First Summit Capital Management to provide investment services for the Fund.

3. To approve or disapprove the Investment Sub-Advisory Agreement between First Summit Capital Management and Carillon Advisers, Inc., retaining Carillon Advisers, Inc. to provide certain investment services to the Fund.

4. To ratify the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as the Fund's independent accountants for the Fund's fiscal year ending May 31, 1997.

Pursuant to the Trust's Agreement and Declaration of Trust, the Board of Trustees has fixed the close of business on June 25, 1996 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting. Only shareholders of record at that time will be entitled to vote at the Meeting or at any adjournment thereof. Shareholders of the Fund's two classes of shares--the Summit High Yield Shares class and the Summit High Yield Institutional Service Shares class--will vote together and in the aggregate on each of the proposed items, without differentiation between the classes.

                                    By Order of the Board of Trustees

                                    CRAIG C. RUDESILL
                                    Secretary
Columbus, Ohio
Dated:  August 16, 1996

- --------------------------------------------------------------------------------
                     PLEASE RETURN YOUR PROXY CARD PROMPTLY
                             YOUR VOTE IS IMPORTANT
                        NO MATTER HOW MANY SHARES YOU OWN

SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. IF YOU DO
NOT EXPECT TO ATTEND THE MEETING, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON
THE ENCLOSED PROXY CARD, DATE AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION OR ADDITIONAL MEETINGS, WE ASK YOUR COOPERATION IN MAILING YOUR
PROXY PROMPTLY.
- --------------------------------------------------------------------------------

                             SUMMIT INVESTMENT TRUST

                             SUMMIT HIGH YIELD FUND
                         SUMMIT HIGH YIELD SHARES CLASS
              SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES CLASS

                         SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD SEPTEMBER 18, 1996

                 SOLICITATION, REVOCATION AND VOTING OF PROXIES

The enclosed proxy is solicited by and on behalf of the management of Summit Investment Trust (the "Trust") for the benefit of the Trust's sole portfolio, the Summit High Yield Fund (the "Fund"). The solicitation is being made in connection with a Special Meeting of Shareholders (the "Meeting") of the Fund to be held at the Ivy Hills Country Club, 7711 Ivy Hills Boulevard, Cincinnati, Ohio on Wednesday, September 18, 1996 at 11:00 a.m., Eastern time, and at any and all adjournments thereof. You may revoke your previously granted proxy at any time before it is exercised by delivering a written notice to the Trust expressly revoking your proxy, by signing and forwarding to the Trust a later-dated proxy, or by attending the Meeting and casting your votes in person. The cost of soliciting these proxies will be borne by the Fund. In addition to solicitations by mail, some of the officers and employees of BISYS Fund Services, Limited Partnership, the Trust's administrator ("BISYS" or the "Administrator") and its affiliates, without extra remuneration, may conduct additional solicitations by telephone, telegraph and personal interviews. It is expected that this proxy statement will first be mailed to shareholders on or about August 16, 1996.

The shareholders of the Fund are being asked to vote on the items listed on the Notice of Special Meeting of Shareholders accompanying this proxy statement. Shareholders of the Fund's two classes of shares -- the Summit High Yield Shares class and the Summit High Yield Institutional Service Shares class -- will vote in the aggregate, without differentiation between the classes, on each of the proposed items. The proxyholders will vote all proxies received. It is the present intention of the proxyholders that, absent contrary instructions, the enclosed proxy will be voted: FOR the election as Trustees of the nominees named hereafter, but the proxyholders reserve full discretion to cast votes for other persons in the event such nominees are unable to serve; FOR the approval of the Investment Advisory Agreement between First Summit Capital Management, the investment adviser (the "Adviser") to the Fund and the Trust; FOR the approval of the Investment Sub-Advisory Agreement between the Adviser and Carillon Advisers, Inc. (the "Sub-Adviser"); and FOR the ratification of the selection of Coopers & Lybrand L.L.P., Certified Public Accountants, as independent accountants for the Fund for the fiscal year ending May 31, 1997. Under relevant state law and the Trust's corporate documents, abstentions and broker non-votes will be included for purposes of determining a quorum and whether matters to be voted upon at the Meeting have been approved.

                              VOTING OF SECURITIES

Only shareholders of record on the Fund's books at the close of business on June 25, 1996 are entitled to vote at the Meeting or any adjournment thereof. On that date, the Fund had outstanding 2,751,262.586 shares of beneficial interest, which consisted of 2,586,899.824 shares of the Summit High Yield Shares class and 164,362.762 shares of the Summit High Yield Institutional Service Shares class. (The Summit High Yield Shares class and the Summit High Yield Institutional Service Shares class are referred to collectively as the "Classes" in this proxy statement.) The shares of beneficial interest of the Fund are issued without par value. Shareholders are entitled to one vote for each Fund share held and a fractional vote for each fractional Fund share held.

                   PROPOSAL 1: TO ELECT THE BOARD OF TRUSTEES

It is proposed that shareholders of the Fund consider the election of the individuals listed below (the "Nominees") as members of the Trust's Board of Trustees. Under Massachusetts law and the Trust's Agreement and Declaration of Trust (the "Declaration of Trust") and By-Laws, the business and affairs of the Trust and the Fund are managed under the direction of the Board of Trustees (the "Board" or the "Trustees"). The Nominees listed below have been nominated for election as Trustees of the Trust, each to serve as a Trustee during the lifetime of the Trust and until its termination, except in the event that such Trustee sooner dies, resigns, retires or is removed, or becomes incapacitated or otherwise unable to perform the duties of a Trustee. The Declaration of Trust provides that the Trustees are not required to own shares of the Fund. Each of the Nominees has served as a Trustee of the Trust since May 24, 1994. All of the Nominees have consented to continue to serve as a Trustee if elected by shareholders. However, if any Nominee is not available for election at the time of the Meeting, the proxyholders may vote for any other person in their discretion or may refrain from electing or voting to elect anyone to fill the position. Those Trustees identified with an (*) below are considered "interested persons" of the Trust or the Adviser, as such term is defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act"):

                                                                                SHARES OF THE SUMMIT HIGH
                                    PRINCIPAL OCCUPATION(S) AND BUSINESS        YIELD SHARES CLASS BENEFICIALLY
NAME, ADDRESS AND (AGE)             EXPERIENCE DURING THE PAST 5 YEARS          HELD AS OF JUNE 25, 1996
- -----------------------             ----------------------------------          ------------------------
Theodore H. Emmerich (70)           Consultant; Director of Carillon Fund,                    ---
1201 Edgecliff Place                Inc. and Trustee of Carillon Investment
Cincinnati, OH 45206                Trust (investment companies); formerly
                                    partner, Ernst & Whinney (Certified
                                    Public Accountants).


Frederick Moss (67)                 Chairman of the Board of Trustees,                    23,957.850
37 Riverside Drive                  Cincinnati Stock Exchange; Director,
New York, NY 10023                  Margo Nursery Farms Puerto Rico
                                    (tropical plants).


Dr. Bruce H. Olson (60)             Professor of Finance, Miami University                   645.704
120 Upham Hall                      (Oxford, OH).
Miami University
Oxford, OH 45056

*James F. Smith (52)                Director, President and Chief Financial                4,768.366
30 Montgomery Street                Officer of Freeman Securities Company,
Jersey City, NJ  07302              Inc. (broker-dealer); Representative of
                                    the Adviser (January, 1994 through
                                    present).

*Steven R. Sutermeister (42)        Representative of the Adviser (January, 1994             119.348
1876 Waycross Road                  through present); Vice President of The
Cincinnati, OH 54240                Union Central Life Insurance Company
                                    (August, 1991 through present) and Vice
                                    President of the Sub-Adviser.

In addition to each acting as a Trustee, Mr. Sutermeister serves as the Chairman of the Board of Trustees, and Mr. Smith is the President of the Trust. The other executive officers of the Trust are listed in Exhibit A to this proxy statement, along with their principal occupations and business experience during the past five years. All officers serve at the pleasure of the Board.

The Trust does not pay any remuneration to the Trustees who are officers or employees of the Adviser, the Sub-Adviser or the Administrator, or of the affiliates of any of the three entities. The Trustees who are not so affiliated receive an annual retainer of $6,000, and a fee of $500 for each meeting of the Trustees which they attend in person or by telephone. The Trustees are reimbursed for travel and other out-of-pocket expenses. For the fiscal year ended May 31, 1996, the Trustees received the following compensation from the
Trust:


                                                                                                           Total
                                                               Pension or             Estimated         Compensation
                                                           Retirement Benefits          Annual           from Trust
               Name &                   Aggregate              Accrued as              Benefits           and Fund
              Position              Compensation from            Part of                 upon            Complex to
           with the Trust               the Trust             Fund Expenses           Retirement          Trustee+
           --------------               ---------             -------------           ----------          --------
Theodore H. Emmerich                     $8,000              $      0               $      0               $8,000
Trustee

Frederick Moss                            8,000                     0                      0                8,000
Trustee

Dr. Bruce H. Olsen                        8,000                     0                      0                8,000
Trustee

James F. Smith                                0                     0                      0                    0
Trustee and President

Steven R. Sutermeister                        0                     0                      0                    0
Trustee and Chairman

- -------

      + The "Fund Complex" presently consists of one investment company, the Trust, and its sole portfolio, the Fund.


During the last fiscal year, there were four meetings of the Board of Trustees. All of the Trustees attended all of the meetings of the Board of Trustees.


There is one committee of the Board -- the Audit Committee -- which makes recommendations regarding the selection of independent accountants, reviews with the independent accountants the reports that they issue and the Fund's financial statements, confers with the independent accountants regarding the results of the audit and the adequacy of the accounting procedures and controls, and considers related matters. Messrs. Emmerich and Moss and Dr. Olson serve on the Board's Audit Committee. During the fiscal year ended May 31, 1996, there were two meetings of the Audit Committee of the Board. Each of the members of the Audit Committee attended both meetings.

The Board has no standing nominating or compensation committees, nor any committees performing similar functions.

Mr. Sutermeister serves as a Representative of the Adviser, and is an officer of the Sub-Adviser and of The Union Central Life Insurance Company. The Union Central Life Insurance Company may be deemed to "control" (as such term is defined in Section 2(a)(9) of the 1940 Act) the Adviser and Sub-Adviser. Mr. Smith serves as a Representative of the Adviser, and is an officer of Freeman Securities Company, Inc., which is a subsidiary of Freeman Holding Company, Inc., and which may be deemed to "control" (as such term is defined in Section 2(a)(9)
of the 1940 Act) the Adviser. See "Additional Information Regarding the Adviser" and "Additional Information Regarding the Sub-Adviser" in this proxy statement.

On June 25, 1996, the Trustees and the officers of the Trust, as a group, beneficially owned less than 5% of the outstanding shares of the Fund's Summit High Yield Shares class and of the Summit High Yield Institutional Service Shares class.

In accordance with the provisions of the Declaration of Trust, thirty percent (30%) of the shares entitled to vote at the Meeting shall constitute a quorum. The affirmative vote of the holders of a plurality of the shares represented at the Meeting, in person or by proxy, is required to elect each of the Nominees. Shares of the Classes will be voted in the aggregate for the election of the Trustees. All voting rights are non-cumulative, which means that the holders of more than 50% of the shares voting for the election of the Trustees can elect 100% of such Trustees, if those holders choose to do so, and, in such event, the holders of the remaining shares so voting will not be able to elect any Trustees.

PROPOSAL 2: TO APPROVE OR DISAPPROVE THE ADVISORY AGREEMENT BETWEEN FIRST
                            SUMMIT CAPITAL MANAGEMENT
                  AND THE TRUST TO PROVIDE INVESTMENT SERVICES
                                  FOR THE FUND

First Summit Capital Management, the investment adviser to the Fund ("First Summit" or the "Adviser"), serves pursuant to an Investment Advisory Agreement with the Trust dated June 27, 1994 (the "Advisory Agreement"), which is being presented for shareholder approval at the Meeting. The Advisory Agreement, which was approved by The Union Central Life Insurance Company (as the sole initial shareholder of the Fund) on May 24, 1994, has not previously been submitted for public shareholder approval. Under the Advisory Agreement, the Adviser, subject to the supervision of the Trustees, provides a continuous investment program for the Fund, including investment research and management with respect to all securities, investments and cash equivalents in the Fund. The Adviser determines from time to time what securities and other investments will be purchased, retained or sold, in accordance with the Fund's investment objectives, policies and restrictions as set forth in the Fund's prospectuses and the Combined Statement of Additional Information. First Summit is responsible for effecting all security transactions on behalf of the Fund, including the allocation of principal business and portfolio brokerage and the negotiation of commissions. The Adviser also maintains books and records with respect to the securities transactions of the Fund and furnishes to the Trustees such periodic or other reports as the Board may request.

During the term of the Advisory Agreement, the Adviser pays all expenses incurred by it in connection with its activities thereunder except the cost of securities (including brokerage commissions, if any) purchased for the Fund. The advisory services furnished by the Adviser under the Advisory Agreement are not exclusive, and the Adviser is free to perform similar services for others.

The Advisory Agreement became effective on June 27, 1994. By its terms, the Advisory Agreement shall, unless sooner terminated, continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually (a) by the vote of the majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940
Act) of any party to the Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by the vote of a majority of the outstanding voting securities of the Fund. The Advisory Agreement may be terminated at any time on sixty (60) days' written notice, without the payment of any penalty, by the Trust (by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund) or by the Adviser. The Advisory Agreement provides that it will immediately terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act).

Pursuant to the provisions of the Advisory Agreement, as full compensation for the services furnished to the Fund by First Summit and the expenses of the Fund assumed by the Adviser, the Fund pays First Summit an advisory fee which increases or decreases based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the Salomon Brothers High Yield Market Index. The advisory fee is paid monthly at an annual rate which varies between 0.35% and 1.15% of the Fund's average daily net assets. For the fiscal year ended May 31, 1996, the Adviser received an investment advisory fee of $72,731. See "Additional Information Regarding the Advisory Fee" in this proxy statement for a further description of how the advisory fee is calculated. At the end of each month, the Adviser is entitled to receive one-twelfth of the performance-related portion of the fee computed for the preceding twelve-month period. At the present time, the Adviser has agreed to waive a portion of its advisory fee so as to limit the Fund's total expenses to 1.60%.

The Board initially approved the terms of the Advisory Agreement at the organizational meeting of the Trustees held on May 24, 1994, which approval included the affirmative vote of a majority of the Trustees who are not "interested persons" (as such term is defined in Section 2(a)(19) of the 1940
Act) of the Trust. At its meeting on March 13, 1996, the Board continued its approval of the terms of the Advisory Agreement, and recommended that the Agreement be submitted to the shareholders of the Fund for their consideration and approval at the Meeting.

In determining to approve and continue the specific terms of the Advisory Agreement in March, the Trustees placed primary emphasis upon the nature and quality of the services that have been provided by First Summit to the Fund since its commencement of operations in June, 1994. The Board considered a comparison of the investment performance of the Fund since its inception, the fees and other expenses payable by the Fund under the Advisory Agreement and actual (and pro forma) expense ratios, with those of similar funds managed by other investment advisers. The Board also weighed, among other factors, information provided by the Adviser regarding the profitability of the Adviser under the Advisory Agreement. In addition, the Trustees considered the benefits to the Adviser resulting from its relationship with the Fund. These considerations were made without regard to the costs incurred by the Adviser in connection with the distribution of the Fund's shares. On the basis of these factors, the Trustees unanimously approved and continued the Advisory Agreement.

Approval of the Advisory Agreement with First Summit requires the favorable vote of a majority of the outstanding shares of the Fund, as defined in the 1940 Act, which means the vote of the lesser of (i) a majority of the Fund's outstanding shares, or (ii) 67% of the Fund's shares represented at the Meeting in person or by proxy if more than 50% of the outstanding shares are represented (such a vote being referred to in this proxy statement as a "1940 Act Vote"). Shares of the Classes will be voted in the aggregate on this Proposal 2. If shareholders of the Fund fail to approve the Advisory Agreement with First Summit, the Board will determine what action should be taken for the management of the Fund's investments. During any such period, the Adviser will continue to act as investment adviser for the Fund, pending required approval of the continuance of the Advisory Agreement or of a new contract with the Adviser or another investment adviser or other definitive action. The compensation received by the Adviser during such period will be limited to its actual costs incurred in furnishing investment advisory and management services to the Fund.

The form of the Advisory Agreement is attached to this proxy statement as Exhibit B. Further information regarding the Adviser and its organization may be found under "Additional Information Regarding the Adviser" in this proxy statement.

        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE ADVISORY AGREEMENT BETWEEN FIRST SUMMIT CAPITAL MANAGEMENT
                                 AND THE TRUST.

              PROPOSAL 3: TO APPROVE OR DISAPPROVE THE INVESTMENT
       SUB-ADVISORY AGREEMENT BETWEEN FIRST SUMMIT CAPITAL MANAGEMENT AND
                            CARILLON ADVISERS, INC.,
   RETAINING CARILLON ADVISERS, INC. TO PROVIDE CERTAIN INVESTMENT SERVICES TO
                                    THE FUND

At the Trustees' meeting held on March 13, 1996 (the "March Trustees Meeting"), the Adviser proposed, for consideration by the Trustees, the establishment of a sub-advisory relationship with Carillon Advisers, Inc. ("Carillon" or the "Sub-Adviser") in the form of an investment sub-advisory agreement (the "Sub-Advisory Agreement") between the Adviser and Carillon for the benefit of the Fund.

While the Adviser has been responsible for providing all investment management services to the Fund since its commencement of operations on June 27, 1994, the Adviser had previously entered into an Investment Service Agreement (the "Service Agreement") with the Trust and The Union Central Life Insurance Company ("Union Central Life"), which permits the Adviser to have access to and to utilize Union Central Life's advisory personnel, administrative services, supplies and equipment in the performance of its advisory services and functions under the Advisory Agreement. In consideration for such services, the Adviser pays Union Central Life for the costs, direct or indirect, fairly attributable thereto, but in no event less than, $65,000 per year or such other amount as may be agreed to by the Adviser and Union Central Life.

The Service Agreement provides that, unless sooner terminated in accordance with its terms, the Agreement will continue in effect for two years, and may be continued from year-to-year thereafter, provided that such continuance is approved at least annually either by: (i) a vote of a majority of the outstanding voting securities of the Trust; or (ii) by the Trustees, and in either event by vote of a majority of the Trustees who are not "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, cast in person at a meeting called for the purpose of voting on such continuance. The Service Agreement will automatically terminate in the event of its assignment (as such term is defined in Section 2(a)(4) of the 1940 Act) and may be terminated: (i) without penalty at any time on sixty (60) days' notice to the Adviser and Union Central Life by vote of the Trustees or by vote of the majority of the outstanding voting securities of the Trust; or (ii) by the Adviser or Union Central Life on ninety (90) days' notice to the other party and to the Trust. Overall, the Service Agreement complies with the pertinent legal requirements contained in Section 15 of the 1940 Act.

In advocating the implementation of the Sub-Advisory Agreement on behalf of the Fund at the March Trustees Meeting, the Adviser explained that the establishment of a sub-advisory arrangement with Carillon would more accurately reflect the types of services that are not only currently being provided by Carillon, but could also be provided in the future. Further, Carillon could provide additional advisory services to the Adviser and, ultimately, to the Fund. The Adviser expressed its view to the Board that it would be more efficient for the Fund to have Carillon and the Adviser enter into the Sub-Advisory Agreement, and thereby terminate the Service Agreement. FURTHERMORE, THE ADVISER EMPHASIZED TO THE TRUSTEES THAT THE ADVISER WILL PAY THE SUB-ADVISER'S FEE FROM THE ADVISER'S OWN FEES, AND THUS, THE IMPLEMENTATION OF THE SUB-ADVISORY AGREEMENT WILL NOT RESULT IN ANY NEW OR INCREASED COSTS OR EXPENSES FOR THE FUND OR ITS SHAREHOLDERS. Finally, the Adviser explained that, pursuant to the Sub-Advisory Agreement, Carillon's services would continue to augment the Adviser's management of the Fund and enhance its ability to effectively manage the assets of the Fund. That is, Carillon could provide high yield mutual fund investment expertise, research and advisory services, and investment advisory personnel experienced in a wide range of investment management techniques, as it had under the Service Agreement.

Following a complete discussion of these issues and a review of Carillon's qualifications, the Trustees, including a majority of the Trustees who are not "interested persons" (as such term is defined in Section 2(a)(19) of the 1940
Act), unanimously approved, subject to shareholder approval at the Meeting, the adoption of the Sub-Advisory Agreement. In its consideration of the approval of the Sub-Advisory Agreement, the Trustees placed primary emphasis on the facts that: the Agreement will not result in any additional fees or expenses for the

Fund or its shareholders; the Sub-Advisory Agreement continues, in practical effect, the personnel and research-providing arrangements that had been inaugurated pursuant to the Service Agreement; the implementation of the Sub-Advisory Agreement could enable Carillon to provide additional services to the Adviser and ultimately, to the Fund; and finally, it would be prudent, from a legal perspective, to have the Sub-Advisory Agreement replace the Service Agreement.

Under the Sub-Advisory Agreement, Carillon will provide, subject to the Adviser's direction, a portion of the investment advisory services for which the Adviser is responsible pursuant to the Advisory Agreement relating to the Fund. The Sub-Adviser will provide investment research and advice with respect to securities and investments and cash equivalents in the Fund. Research services provided by the Sub-Adviser may include information, analytical reports, computer screening studies, statistical data and factual resumes pertaining to high yield securities.

Under the Sub-Advisory Agreement, the Sub-Adviser will receive from First Summit an annual fee in the amount of $150,000 per year. If the Sub-Adviser renders services to the Adviser under the Sub-Advisory Agreement for a period that is less than twelve months in length, the Sub-Adviser shall be entitled to a pro-rata portion of such fee, or such other fee as shall be agreed to by the Adviser and Sub-Adviser, not to exceed the equivalent of the pro-rata portion of such fee.

The Sub-Advisory Agreement shall become effective upon its approval by shareholders of the Fund, which is currently anticipated to be September 18, 1996, and shall continue in effect for two years. It is renewable annually thereafter for successive periods not to exceed one year each (i) by a vote of the Trustees or by a vote of a majority of the outstanding voting shares of the Fund, and (ii) by the vote of a majority of the Trustees of the Trust who are not parties to the Sub-Advisory Agreement or "interested persons" (as such term is defined in Section 2(a)(19) of the 1940 Act) thereof, cast in person at a meeting called for the purpose of voting on such approval.

The Sub-Advisory Agreement may be terminated at any time, without payment of any penalty, by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund, upon sixty (60) days' written notice to the Adviser and Carillon, and by the Adviser or Carillon, upon ninety (90) days' written notice to the other party and the Fund. The Sub-Advisory Agreement shall also terminate automatically in the event of any transfer or assignment thereof, as defined in the 1940 Act, and in the event of any act or event that terminates the Advisory Agreement between the Adviser and the Fund.

Approval of the Sub-Advisory Agreement with Carillon requires a 1940 Act Vote. Shares of the Classes will be voted in the aggregate on this Proposal 3. If shareholders of the Fund fail to approve the Sub-Advisory Agreement with Carillon, First Summit and the Board will determine what action should be taken for the management of the Fund's investments.

The form of the Sub-Advisory Agreement is attached to this proxy statement as Exhibit C. Further information regarding the Sub-Adviser and its organization may be found under "Additional Information Regarding the Sub-Adviser" in this proxy statement.

        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" THE APPROVAL
      OF THE INVESTMENT SUB-ADVISORY AGREEMENT BETWEEN FIRST SUMMIT CAPITAL
                     MANAGEMENT AND CARILLON ADVISERS, INC.

                         PROPOSAL 4: TO RATIFY OR REJECT
                    THE SELECTION OF INDEPENDENT ACCOUNTANTS

The 1940 Act requires that the Trust's independent accountants be selected by a majority of the Trustees who are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Trust, and that the employment of such independent accountants be conditioned on the right of the Fund, by vote of a majority of its outstanding shares at any meeting called for that purpose, to terminate such employment without penalty. Therefore, the Board is requesting shareholder ratification of its designation of Coopers & Lybrand L.L.P., Certified Public Accountants ("Coopers"), as independent accountants to audit the books and accounts of the Fund for its current fiscal year, which ends on May 31, 1997. The selection of Coopers was approved at a meeting of the Board held on June 19, 1996, and included the favorable vote of a majority of the Trustees who are not "interested persons" of the Fund, as such term is defined in the 1940 Act. In addition, the Audit Committee has also recommended the retention of Coopers. The Board and the Audit Committee believe that the continued employment of the services of Coopers for the current fiscal year would be in the Fund's best interests.

Coopers is a major international accounting firm, and has served as the independent accountants for the Fund since its inception. A representative of Coopers is not expected to be present at the Meeting. Apart from its fees as independent accountants, neither Coopers nor any of its partners has any direct, or a material indirect, financial interest in the Fund.

Ratification of the selection of Coopers requires the favorable vote of a majority of the votes cast on the Proposal. Shares of the Classes will be voted in the aggregate on this Proposal. If shareholders fail to ratify the selection of Coopers as the independent accountants for the Fund, the Board will determine what action should be taken.

        THE TRUSTEES RECOMMEND THAT SHAREHOLDERS VOTE "FOR" RATIFICATION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.

                                  OTHER MATTERS

The Board of the Trust does not intend to bring any matters before the Meeting other than Proposals 1 through 4 described above, and is not aware of any other matters to be brought before the Meeting or any adjournments thereof by others.

In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting of Shareholders are not received by the date of the Meeting, the proxyholders may propose one or more adjournments of the Meeting to permit further solicitation of proxies, even though a quorum is present. Any such adjournment will require the affirmative vote of a majority of the votes cast on the questions, in person or by proxy, at the session of the Meeting to be adjourned. Any adjourned session of the Meeting may be held within a reasonable time after the date set for the Meeting, without the necessity of further notice. The costs of any such additional solicitation and of any adjourned session will be borne by the Fund.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS

The Meeting is a special meeting of shareholders. Pursuant to the Declaration of Trust, the Trust is not required to, nor does it intend, to hold regular annual meetings of its shareholders. Any shareholder who wishes to submit a proposal for inclusion in the proxy statement and consideration at the next meeting of shareholders, when and if such a meeting is called, should submit such proposal to the Trust within a reasonable period of time prior to any such meeting.

FINANCIAL STATEMENTS

The financial statements for the Fund for the fiscal year ended May 31, 1996, contained in the Fund's Annual Report to Shareholders (the "Annual Report"), have previously been furnished to shareholders. THE TRUST WILL FURNISH, WITHOUT CHARGE, A COPY OF THE FUND'S ANNUAL REPORT TO ANY SHAREHOLDER WHO REQUESTS IT. SHAREHOLDERS SHOULD CONTACT THE TRUST AT 3435 STELZER ROAD, COLUMBUS, OH 43219 OR CALL TOLL-FREE 1-800- 272-3442, TO REQUEST AN ANNUAL REPORT.

PRINCIPAL HOLDERS OF SECURITIES

As of June 25, 1996, The Union Central Life Insurance Company ("Union Central Life"), an Ohio mutual insurance company having its principal offices at 1876 Waycross Road, Cincinnati, Ohio 45240, owned of record and beneficially 2,520,902.443 outstanding shares of the Summit High Yield Shares class of the Fund (97.45% of the outstanding shares of the class).

As of June 25, 1996, Leland S. Zaubler and Lynn Z. Zaubler, 207 Three Mile Harbor, Hog Creek Road, East Hampton, New York 11937 owned of record 36,654.538 outstanding shares of the Summit High Yield Institutional Service Shares class (22.30% of the outstanding shares of the class, and 1.3% shares of all outstanding shares of the Fund), and Union Central Life owned 127,610.000 outstanding shares of the Summit High Yield Institutional Service Shares class (77.64% of the outstanding shares of the class).

Under the 1940 Act, Union Central Life is deemed a controlling person of the Fund. A controlling person possesses the ability to control the outcome of matters submitted for shareholder vote.

PORTFOLIO TRANSACTIONS

For the fiscal year ended May 31, 1996, the Fund did not pay any brokerage commissions.

ADDITIONAL INFORMATION REGARDING THE TRUST

The principal executive offices of the Trust are located at 3435 Stelzer Road, Columbus, Ohio 43219-3035. BISYS Fund Services, Limited Partnership ("BISYS Fund Services"), an Ohio limited partnership of which BISYS Fund Services, Inc. is the General Partner, serves as the Administrator. BISYS Fund Services Ohio, Inc., an Ohio corporation, serves as the fund accountant, transfer agent and dividend disbursing agent for the Fund. BISYS Fund Services also acts as the Fund's distributor and principal underwriter. Each of these entities is a wholly-owned subsidiary of The BISYS Group, Inc. The address of each entity is 3435 Stelzer Road, Columbus, Ohio 43219-3035.

ADDITIONAL INFORMATION REGARDING THE ADVISER

First Summit is a joint venture having its principal offices at 1876 Waycross Road, Cincinnati, OH 45240. The Adviser was organized on January 4, 1994, principally for purposes of sponsoring and managing the investments of the Trust pursuant to a Joint Venture Agreement (the "Joint Venture Agreement") between Carillon and Freeman Holding Company, Inc. ("Freeman"), a Delaware corporation. Under the Joint Venture Agreement, Carillon serves as the general manager of the Adviser and is responsible for maintaining its books of account and other financial records and for preparing its quarterly financial statements. Carillon has full authority to act on behalf of the

Adviser except with respect to matters involving single commitments in excess of $10,000 which must be approved by both Carillon and Freeman. Each of Carillon and Freeman is authorized to appoint two representatives to serve, in effect, as officers of the Adviser. Pursuant to the provisions of the Joint Venture Agreement, Carillon and Freeman agreed that the initial number of Trustees of the Trust would be six, of which three would be designated by Carillon and three would be designated by Freeman. If a vacancy on the Board arising for any reason, including an increase in the numbers of Trustees, is to be filled by action of the Trustees, no recommendation of candidates to fill such vacancy will be made by the Joint Venture, Freeman or Carillon without the consent of both Carillon and Freeman.

Carillon and Freeman are general partners of First Summit. Carillon, which is located at 1876 Waycross Road, Cincinnati, OH 45240, is a wholly-owned subsidiary of Union Central Life. Union Central Life is a mutual company owned by its policyholders, none of which owns ten percent or more of Union Central Life. Freeman is the parent corporation of Freeman Securities Company, Inc. ("Freeman Securities"), a New Jersey corporation which is registered as a broker-dealer under the 1934 Act and a member of the National Association of Securities Dealers, Inc. Freeman has its principal offices at 30 Montgomery Street, Jersey City, NJ 07302. Freeman is, in turn, majority-owned by the Freeman Securities' Savings and Investment Plan and Employee Stock Ownership Plan. The trustees of both such plans are Malcolm B. Sheldrick, Jr. and James F. Smith. Mr. Smith is also a Trustee of the Trust.

Under the terms of the Joint Venture Agreement, Freeman agreed to make an aggregate capital contribution to First Summit (or the "Joint Venture") not exceeding $500,000, and Carillon agreed to arrange for the investment by its parent, Union Central Life, of $25 million in shares of the Fund. Carillon and Freeman will share in the profits and losses of the Adviser in the ratio of 51% to 49%, except that Freeman alone will bear the initial $500,000 in losses. The Joint Venture may be terminated and dissolved: (i) at any time upon the agreement of the parties; (ii) 90 days after receipt by one party of written notice from the other confirming the parties' failure to agree on a matter requiring their agreement; (iii) on the occurrence of an event of dissolution under Ohio laws; (iv) on the imposition on either party of any sanction resulting in the suspension or revocation of its authorization to do business by any state or Federal securities regulatory authority or on the conviction of either for any criminal conduct constituting a felony; (v) on the filing by or with respect to either party of any petition under applicable Federal or state law regarding their bankruptcy, insolvency or other relief for debtors, the adjudication of either as bankrupt or insolvent, or the appointment for either of a trustee or liquidator of any substantial portion of its property; or (vi) on December 1, 2003, unless the parties extend such date for periods not exceeding five years. In the event of termination and dissolution of the Joint Venture, Carillon, or any affiliate thereof, would have the first right to purchase all of the interest of Freeman in the Joint Venture. If such right were not exercised, Freeman, or any affiliate thereof, would have the right to purchase all of the interest of Carillon in the Joint Venture.

The Adviser is a registered investment adviser under the Investment Advisers Act of 1940.

ADDITIONAL INFORMATION REGARDING THE ADVISORY FEE

The Fund pays First Summit an advisory fee which increases or decreases based on the total return investment performance for the Fund relative to the percentage change in the Salomon Brothers High Yield Market Index (the "Index") for the same period (the "Index Return"). The Index consists of high yield corporate debt securities that, at May 31, 1996, included 1,013 issues with an aggregate par value of $200.9 billion and an aggregate market value of $193.8 billion. On May 31, 1996, of the 1,013 issues comprising the Index, 941 (91.9% of market value) were cash paying issues not in default and 72 issues (8.1% of market value) were zero coupon, deferred interest or step-up coupons not in default. The securities comprising the Index include all public, nonconvertible high yield issues which are rated by at least one rating agency as below investment grade (BB or less) or which are unrated but below investment grade quality. Other criteria include issue size of at least $50 million, at least one year remaining to maturity, and issues must be considered "current pay" (not in default).

The advisory fee is structured so that it will be 0.75% of the Fund's average daily net assets if the Fund's investment performance for the preceding twelve months (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee increases or decreases from the "fulcrum fee" of 0.75% by 4% of the difference between the Fund's investment performance during the preceding twelve months and the Index Return during that period, up to the maximum fee of 1.15% of average daily net assets or down to the minimum fee of

0.35%. The following table shows examples of the advisory fees which would be applicable at the stated levels of the Fund's performance relative to the Index Return for a particular twelve-month period:

                                                                ADVISORY FEE
         FUND PERFORMANCE                                     (AS % OF AVERAGE
     (NET OF FEES AND EXPENSES)                                   NET ASSETS)
     --------------------------                               ----------------
Index Return + 10 percentage points or more.                        1.15%
Index Return +  9 ..........................                        1.11
Index Return +  8 ..........................                        1.07
Index Return +  7 ..........................                        1.03
Index Return +  6 ..........................                        0.99
Index Return +  5 ..........................                        0.95
Index Return +  4 ..........................                        0.91
Index Return +  3 ..........................                        0.87
Index Return +  2 ..........................                        0.83
Index Return +  1 ..........................                        0.79
Index Return    0 ..........................                        0.75
Index Return -  1 ..........................                        0.71
Index Return -  2 ..........................                        0.67
Index Return -  3 ..........................                        0.63
Index Return -  4 ..........................                        0.59
Index Return -  5 ..........................                        0.55
Index Return -  6 ..........................                        0.51
Index Return -  7 ..........................                        0.47
Index Return -  8 ..........................                        0.43
Index Return -  9 ..........................                        0.39
Index Return -  10 percentage points or more.                       0.35

The advisory fee paid by the Fund may exceed the advisory fees paid by most other investment companies, even if the investment performance of the Fund is less than the Index Return. In addition, the "fulcrum fee" of 0.75% is higher than the fees paid by most other investment companies, although it is not necessarily higher than the fees paid by most fund portfolios having the same investment objectives and policies. Investors may pay higher advisory fees under the performance arrangement even though the Fund's performance may have declined. For example, if the market declined and the Index dropped by 27 percentage points, and the Fund's performance declined by 17 percentage points, the Fund would pay the maximum advisory fee.

ADDITIONAL INFORMATION REGARDING THE SUB-ADVISER

Carillon Advisers, Inc., an Ohio corporation with offices at 1876 Waycross Road, Cincinnati, Ohio 45240, is registered as an investment adviser under the Investment Advisers Act of 1940. As mentioned earlier in this proxy statement, Carillon is a wholly-owned subsidiary of Union Central Life. Carillon and its affiliates currently act as an investment adviser to the Carillon Group of Mutual Funds, which consist of the Carillon Fund, Inc. and the Carillon Investment Trust. The name, address and principal occupation of the principal executive officer and each director of Carillon are listed on page A-2 of Exhibit A to this proxy statement.

                                          Respectfully submitted,

                                          CRAIG C. RUDESILL
                                          Secretary

Dated:  August 16, 1996
Columbus, Ohio

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO FILL IN, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED PREPAID ENVELOPE.

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS SUCH. WHERE SHARES ARE HELD JOINTLY, BOTH SIGNATURES ARE REQUIRED.

                                                                       EXHIBIT A


The executive officers of the Trust, other than those identified under "Proposal 1: To Elect the Board of Trustees" in this proxy statement, are set forth below. Unless otherwise noted, the officers do not own any shares of the Classes of the Fund.


                                                                              PRINCIPAL OCCUPATION(S) AND BUSINESS
NAME, ADDRESS AND AGE           POSITION(S) HELD WITH THE TRUST               EXPERIENCE DURING THE PAST 5 YEARS
- ---------------------           -------------------------------               ----------------------------------

Gregory A. Sullivan             Vice President                                Senior Vice President, Freeman
30 Montgomery Street                                                          Securities Company, Inc. (broker-
Jersey City, NJ 07302                                                         dealer); Representative of the Adviser
47 years old                                                                  (January, 1994 through present).
Owns 6,915.865 shares of
the Summit High Yield
Shares class.

Scott A. Englehart              Treasurer                                     Director of Client Services and
3435 Stelzer Road                                                             employee, BISYS Fund Services,
Columbus, Ohio 43219                                                          Limited Partnership.
33 years old

Craig C. Rudesill               Secretary                                     Associate Manager of Client Services
3435 Stelzer Road                                                             and employee, BISYS Fund Services,
Columbus, Ohio 43219                                                          Limited Partnership (since September,
27 years old                                                                  1994); formerly, employee of Merrill
                                                                              Lynch & Co. (January 1993 through
                                                                              August 1994).

George Landreth                 Assistant Treasurer                           Employee, BISYS Fund Services,
3435 Stelzer Road                                                             Limited Partnership (1992 through
Columbus, Ohio 43219                                                          present); formerly, employee of PNC
54 years old                                                                  Financial Corp. (July, 1991 through
                                                                              December, 1992).

George Martinez                 Assistant Secretary                           Senior Vice President and Director of
3435 Stelzer Road                                                             Legal and Compliance Services of
Columbus, Ohio 43219                                                          BISYS Fund Services, Limited
37 years old                                                                  Partnership (since April, 1995);
                                                                              formerly, Vice President and Associate
                                                                              General Counsel, Alliance Capital
                                                                              Management, Limited Partnership.

Alaina Metz                     Assistant Secretary                           Employee, BISYS Fund Services,
3435 Stelzer Road                                                             Limited Partnership (since June, 1995);
Columbus, Ohio 43219                                                          prior thereto, Supervisor, Alliance
29 years old                                                                  Capital Management, Limited
                                                                              Partnership.

Steve Mintos                    Assistant Secretary                           Executive Vice President, BISYS Fund
3435 Stelzer Road                                                             Services, Limited Partnership.
Columbus, Ohio 43219
42 years old

                                                                              PRINCIPAL OCCUPATION(S) AND BUSINESS
NAME, ADDRESS AND AGE           POSITION(S) HELD WITH THE TRUST               EXPERIENCE DURING THE PAST 5 YEARS
- ---------------------           -------------------------------               ----------------------------------

Robert Tuch                     Assistant Secretary                           Employee, BISYS Fund Services,
3435 Stelzer Road                                                             Limited Partnership.
Columbus, Ohio 43219
45 years old



The name and principal occupation of the principal executive officer and of each director of Carillon are set forth below. The address of all the persons listed below is 1876 Waycross Road, Cincinnati, Ohio 45240.


                                    Position with Carillon
NAME                                    Advisers, Inc.                        Principal Occupation(s)
- ----                                    --------------                        -----------------------
Harry Rossi                         Director                      Director Emeritus, The Union Central Life
                                                                  Insurance Company; Director, Carillon Group of
                                                                  Mutual Funds.

Larry R. Pike                       Director                      Chairman, President and Chief Executive Officer,
                                                                  The Union Central Life Insurance Company.

George L. Clucas                    Director, President and       Senior Vice President, The Union Central Life
                                    Chief Executive Officer       Insurance Company; Director, President and
                                                                  Chief Executive Officer, Carillon Group of
                                                                  Mutual Funds.

                                                                       EXHIBIT B

                          INVESTMENT ADVISORY AGREEMENT


         AGREEMENT made this 27th day of June, 1994, between Summit Investment Trust ("Trust"), a Massachusetts business trust having its principal place of business at 1900 East Dublin-Granville Road, Columbus, Ohio 43229, and First Summit Capital Management, a joint venture (the "Investment Adviser"), having its principal place of business at 1876 Waycross Road, Cincinnati, Ohio 45240.

         WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Trust desires to retain the Investment Adviser to furnish investment advisory and related services to Summit High Yield Fund, an investment portfolio of the Trust, and may retain the Investment Adviser to serve in such capacity with respect to certain additional investment portfolios of the Trust, all as now or hereafter may be identified in Schedule A hereto as such Schedule may be amended from time to time (individually referred to herein as a "Fund" and collectively referred to herein as the "Funds") and the Investment Adviser represents that it is willing and possesses legal authority to so furnish such services without violation of applicable laws and regulations;

         NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

         1. APPOINTMENT. The Trust hereby appoints the Investment Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Investment Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided. Additional investment portfolios may from time to time be added to that covered by this Agreement by the parties executing a new Schedule A, which shall become effective upon its execution or as otherwise specified and shall supersede any Schedule A having an earlier date.

         2. DELIVERY OF DOCUMENTS. The Trust has furnished the Investment Adviser with copies properly certified or authenticated of each of the following:

                  (a) the Trust's Declaration of Trust, dated March 8, 1994 filed with the Secretary of State of Massachusetts on March 8, 1994, and any and all amendments thereto or restatement thereof (such Declaration, as presently in effect and as it shall from time to time be amended or restated, is herein called the "Declaration of Trust");

                  (b) the Trust's By-Laws and any amendments thereto;

                  (c) resolutions of the Trustees of the Trust (the "Trustees") authorizing the appointment of the Investment Adviser and approving this Agreement;

                  (d) the Trust's Notification of Registration on Form N-8A under the 1940 Act as filed with the Securities and Exchange Commission (the "Commission") on March 8, 1994, and all amendments thereto;

                  (e) the Trust's registration statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act as filed with the Commission and all amendments thereto; and

                  (f) the most recent Prospectus and Statement of Additional Information of each of the Funds (such Prospectus and Statement of Additional Information, as presently in effect, and all amendments and supplements thereto, are herein collectively called the "Prospectus").

         The Trust will furnish the Investment Adviser from time to time with copies of all amendments of or supplements to the foregoing.

         3. MANAGEMENT. Subject to the supervision of the Trustees, the Investment Adviser will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. The Investment Adviser will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. The Investment Adviser will provide the services under this Agreement in accordance with each of the Fund's investment objectives, policies and restrictions as stated in the Prospectus and resolutions of the Trustees.
The Investment Adviser further agrees that it:

                  (a) will use the skill and care in providing such services as is appropriate for fiduciary accounts;

                  (b) will conform with all applicable Rules and Regulations of the Commission under the 1940 Act and in addition will conduct its activities under this Agreement in accordance with any applicable regulations of any governmental authority pertaining to the investment advisory activities of the Investment Adviser;

                  (c) will place or cause to be placed for the Funds all necessary orders with brokers, dealers or issuers and will negotiate brokerage commissions if applicable. The Investment Adviser is directed at all times to execute brokerage transactions for the Funds in accordance with such policies or practices as may be established by the Trustees and described in the Trust's registration statement as amended. The Investment Adviser may pay a broker-dealer which provides research and brokerage services a higher commission for a particular transaction than otherwise might have been charged by another broker-dealer, if the Investment Adviser determines that the higher commission is reasonable in relation to the value of the brokerage and research services that such broker-dealer provides, viewed in terms of either the particular transaction or the Investment Adviser's overall responsibilities with respect to accounts managed by the Investment Adviser. The Investment Adviser may use for the benefit of the Investment Adviser's other clients, or make available to companies affiliated with the Investment Adviser or to its directors for the benefit of its clients, any such brokerage and research services that the Investment Adviser obtains from brokers or dealers;

                  (d) will maintain all books and records with respect to the securities transactions of the Funds and will furnish the Trustees with such periodic and special reports as the Trustees may request;

                  (e) will treat confidentially and as proprietary information of the Trust all records and other information relative to the Trust and the Funds and prior, present, or potential shareholders, and will not use such records and information for any purpose other than performance of its responsibilities and duties hereunder, except after prior notification to and approval in writing by the Trust, which approval shall not be unreasonably withheld and may not be withheld where the Investment Adviser may be exposed to civil or criminal contempt proceedings for failure to comply, when requested to divulge such information by duly constituted authorities, or when so requested by the Trust;

                  (f) will conduct its fiduciary functions independently. In making investment recommendations for the Funds, the Investment Adviser's personnel will not inquire or take into consideration whether the issuers of securities proposed for purchase or sale for the Trust's account are customers of the Investment Adviser or of its parent or affiliates;

                  (g) will promptly review all (1) current security reports, (2) summary reports of transactions and pending maturities (including the principal, cost and accrued interest on each portfolio security in maturity date order) and (3) current cash position reports

                  (including cash available from portfolio sales and maturities and sales of a Fund's shares less cash needed for redemptions and settlement of portfolio purchases) upon receipt thereof from the Trust and will report any errors or discrepancies in such reports to the Trust or its designee within three (3) business days; and

                  (h) will obtain and provide to the Trust's fund accountant (1) dealer quotations, (2) prices from a pricing service, (3) matrix prices, or (4) any other price information believed to be reliable by the Investment Adviser with respect to any security held by a Fund, when requested to do so by the Trust's fund accountant.

         4. SERVICES NOT EXCLUSIVE. The investment management services furnished by the Investment Adviser hereunder are not to be deemed exclusive, and the Investment Adviser shall be free to furnish similar services to others so long as its services under this Agreement are not impaired thereby.

         5. BOOKS AND RECORDS. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Investment Adviser hereby agrees that all records which it maintains for the Funds are the property of the Trust and further agrees to surrender promptly to the Trust any of such records upon the Trust's request. The Investment Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act the records required to be maintained by Rule 31a-1 under the 1940 Act.

         6. EXPENSES. During the term of this Agreement, the Investment Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions, if any) purchased for the Funds.

         7. COMPENSATION. For the services provided and the expenses assumed pursuant to this Agreement, each of the Funds will pay the Investment Adviser and the Investment Adviser will accept as full compensation therefor a fee as set forth on Schedule A hereto. The obligation of each Fund to pay the above described fee to the Investment Adviser will begin as of the date of the initial public sale of shares of such Fund or such other date as is agreed to by the parties. The fee attributable to each Fund shall be the obligation of that Fund and not of any other Fund.

         If in any fiscal year the aggregate expenses of any of the Funds (as defined under the securities regulations of any state having jurisdiction over the Trust) exceed the expense limitations of any such state, the Investment Adviser will reimburse the Fund for a portion of such excess expenses equal to such excess times the ratio of the fees otherwise payable by the Fund to the Investment Adviser hereunder to the aggregate fees otherwise payable by the Fund to the Investment Adviser hereunder and to The Winsbury Company under the Management and Administration Agreement between The Winsbury Company and the Trust; provided, however, that if such Management and Administration Agreement shall not be then in effect, the Investment Adviser will reimburse the Fund for all of such excess. The obligation of the Investment Adviser to reimburse the Funds hereunder is limited in any fiscal year to the amount of its fee hereunder for such fiscal year, provided, however, that notwithstanding the foregoing, the Investment Adviser shall reimburse the Funds for such excess expenses regardless of the amount of fees paid to it during such fiscal year to the extent that the securities regulations of any state having jurisdiction over the Trust so require.

         8. LIMITATION OF LIABILITY. The Investment Adviser shall not be liable for any error of judgement or mistakes of law or for any loss suffered by the Funds in connection with the performance of this Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement.

         9. DURATION AND TERMINATION. This Agreement will become effective with respect to the Summit High Yield Fund as of the date first written above (or, if a particular Fund is not in existence on that date, on the date a registration statement relating to that Fund becomes effective with the Commission), provided that it shall have been approved by vote of a majority of the outstanding voting securities of such Fund, in accordance with the requirements under the 1940 Act, and, unless sooner terminated as provided herein, shall continue in effect for a period more than two years from the date of its execution only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees or by the vote of a majority of the outstanding voting securities of each Fund.

         The required shareholder approval of this Agreement or of any continuance of this Agreement shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund votes to approve this Agreement or its continuance, notwithstanding that this Agreement or its continuance may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by this Agreement or (b) all of the Funds.

         If the shareholders of any Fund fail to approve the continuance of this Agreement, the Investment Adviser will continue to act as investment adviser with respect to such Fund pending the required approval of the continuance of the Agreement or of a new contract with the Investment Adviser or a different investment adviser or other definitive action; provided that the compensation received by the Investment Adviser in respect of such Fund during such period will be no more than its actual costs incurred in furnishing investment advisory and management services to such Fund or the amount it would have received under this Agreement in respect of such Fund whichever is less.

         Notwithstanding the foregoing, this Agreement may be terminated as to a particular Fund at any time on sixty days' written notice, without the payment of any penalty, by the Trust (by the Trustees or by vote of a majority of the outstanding voting securities of such Fund) or by the Investment Adviser. This Agreement will immediately terminate in the event of its assignment. (As used in this Agreement, the terms "majority of the outstanding voting securities," "interested persons" and "assignment" shall have the same meanings as ascribed to such terms in the 1940 Act.)

         10. INVESTMENT ADVISER'S REPRESENTATIONS. The Investment Adviser hereby represents and warrants that it is willing and possesses all requisite legal authority to provide the services contemplated by this Agreement without violation of applicable law and regulations.

         11. AMENDMENT OF THIS AGREEMENT. This Agreement may be amended by the parties only if such amendment is specifically approved by the vote of a majority of the outstanding voting securities of each of the Funds affected by the amendment and by the vote of a majority of the Trustees who are not interested persons of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval. The required shareholder approval shall be effective with respect to any Fund if a majority of the outstanding voting securities of that Fund vote to approve the amendment, notwithstanding that the amendment may not have been approved by a majority of the outstanding voting securities of (a) any other Fund affected by the amendment or (b) all of the Funds.

         12. GOVERNING LAW. This Agreement shall be governed by and its provisions shall be construed in accordance with the laws of the Commonwealth of Massachusetts.

         13. MISCELLANEOUS. The names "Summit Investment Trust" and "Trustees of Summit Investment Trust" refer respectively to the Trust created and the Trustees, as trustees but not individually or personally, acting from time to time under a Declaration of Trust dated as of March 8, 1994, to which reference is hereby made and a copy of which is on file at the office of the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Summit Investment Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with any series of shares of the Trust must look solely to the assets of the Trust belonging to such series for the enforcement of any claims against the Trust.

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.


                                  SUMMIT INVESTMENT TRUST


                                  /s/ R. Christopher Meng
                                  ----------------------------------------
                                  By:  R. Christopher Meng, President

                                  Date:   June 27, 1994
                                       -----------------------------------



                                  FIRST SUMMIT CAPITAL MANAGEMENT



                                  By:  Carillon Advisers, Inc.



                                  By:/s/ Steven R. Sutermeister
                                     -------------------------------------
                                           Steven R. Sutermeister
                                           Vice President


                                  Date:   June 27, 1994
                                       -----------------------------------

                                   SCHEDULE A
                                     TO THE
                          INVESTMENT ADVISORY AGREEMENT
                     BETWEEN FIRST SUMMIT CAPITAL MANAGEMENT
                           AND SUMMIT INVESTMENT TRUST



Name of Fund
- ------------
Summit High Yield Fund



         The investment advisory fee will increase or decrease based on the total return investment performance of the Fund for the prior twelve-month period relative to the percentage change in the investment record of the Salomon Brothers High Yield Market Index for the same period (the "Index Return"). The advisory fee shall be paid at an annual rate of .75% of the Fund's total net assets if the Fund's total return investment performance (net of all fees and expenses, including the advisory fee) equals the Index Return. The advisory fee will be increased or decreased by 4% of the amount by which the Fund's total return investment performance during the preceding twelve months exceeds or is less than the Index Return during that period, up to a maximum fee of 1.15% and down to a minimum fee of .35%. The computation of the total return investment performance of the Fund and the investment record of the Index will be made in accordance with Rule 205-1 under the Investment Advisers Act of 1940 or any other applicable rule as, from time to time, may be adopted or amended. This Rule currently requires calculation as follows:

         The total return investment performance of the Fund shall be the sum of:

         (i) the change in the Fund's net asset value per share during the period;

         (ii) the value of the Fund's cash distributions per share having an ex-dividend date occurring within the period; and

         (iii) the per share amount of any capital gains taxes paid or accrued during the period by the Fund for undistributed, realized long term capital gains, expressed as a percentage of the Fund's net asset value per share at the beginning of the period.

         The Investment Adviser will receive the minimum advisory fee until this Agreement shall have been in effect for a twelve-month period. At the end of that twelve-month period and at the end of each month thereafter, the Investment Adviser will receive one-twelfth of the performance-related portion of the fee computed for the preceding twelve month period.


                                  SUMMIT INVESTMENT TRUST


                                  /s/ R. Christopher Meng
                                  ----------------------------------------
                                  By:  R. Christopher Meng, President

                                  Date:   June 27, 1994
                                       -----------------------------------


                                  FIRST SUMMIT CAPITAL MANAGEMENT



                                  By:  Carillon Advisers, Inc.
                                       -----------------------------------



                                  By:/s/ Steven R. Sutermeister
                                     -------------------------------------
                                           Steven R. Sutermeister
                                           Vice President


                                  Date:   June 27, 1994
                                       -----------------------------------


- -----------------
         All fees are computed daily and paid monthly.

                                FSCM ADVISORY FEE


> Performance-based
- -------------------

         -Benchmark:       Salomon Brothers High Yield Market Index


> First Year: 35 basis points
- -----------------------------


> Succeeding years:
- -------------------

         - Paid monthly

                  Index +                    Fee
                  -------                    ---
                   10%                      1.15%
                    9%                      1.11%
                    8%                      1.07%
                    7%                      1.03%
                    6%                      0.99%
                    5%                      0.95%
                    4%                      0.91%
                    3%                      0.87%
                    2%                      0.83%
                    1%                      0.79%
                    0%                      0.75%
                   -1%                      0.71%
                   -2%                      0.67%
                   -3%                      0.63%
                   -4%                      0.59%
                   -5%                      0.55%
                   -6%                      0.51%
                   -7%                      0.47%
                   -8%                      0.43%
                   -9%                      0.39%
                  -10%                      0.35%

                                                                       EXHIBIT C

                        INVESTMENT SUB-ADVISORY AGREEMENT
                        ---------------------------------


                  THIS AGREEMENT, made as of the 18th day of September, 1996, between FIRST SUMMIT CAPITAL MANAGEMENT (the "Adviser"), an Ohio general partnership, and CARILLON ADVISERS, INC. (the "Sub-Adviser"), an Ohio corporation;

                  WHEREAS, the Adviser has entered into an Investment Advisory Agreement, dated June 27, 1994, with Summit Investment Trust (the "Fund"), an open-end investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

                  WHEREAS, as the Adviser to the Fund, the Adviser furnishes the Fund with certain advisory services and management services, and furnishes and pays the expenses of the Fund for certain other services; and

                  WHEREAS, the Sub-Adviser is willing to make available to the Adviser, on a part-time basis, certain employees of the Sub-Adviser for the purpose of better enabling the Adviser to fulfill its obligations under the Investment Advisory Agreement with the Fund, provided that the Adviser bears all the costs allocable to the time spent by such employees on the affairs of the Adviser, and the Adviser and the Fund believe that such an arrangement will be to their mutual benefits;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, the parties hereto agree as follows:

                  1. The Adviser shall have the right to use on a part-time basis and the Sub-Adviser shall make available on such basis employees of the Sub-Adviser for such periods as may be agreed upon by the Adviser and the Sub-Adviser as may be reasonably needed by the Adviser in the performance of its advisory and management functions. It is anticipated that most such employees will be persons employed in the investment or administrative operations of the Sub-Adviser, in addition to such clerical, stenographic and administrative services as the Adviser may reasonably request.

                  2. The employees of the Sub-Adviser in performing services for the Adviser hereunder may, to the full extent that they deem appropriate, have access to and utilize economic, statistical and investment research reports and other material prepared for or contained in the files of the Sub-Adviser which are relevant to the making of investment decisions within the investment objectives of the Fund and make such material available to the Adviser; provided that, any such material prepared or obtained in connection with a private placement or other nonpublic transaction need not be made available to the Adviser if the Sub-Adviser deems such material confidential.

                  3. The employees of the Sub-Adviser performing services for the Adviser pursuant hereto shall report and be solely responsible to the officers and representatives of the Adviser or persons designated by them. The Sub-Adviser shall have no responsibility for investment recommendations or decisions of the Adviser based upon information or advice given or obtained by or through such employees of the Sub-Adviser.

                  4. The Sub-Adviser will, to the extent requested by the Adviser, supply to officers and representatives of the Adviser and employees of the Sub-Adviser serving the Adviser, such clerical, stenographic and administrative services and such office supplies and equipment as may reasonably be required in order that they may properly perform their respective functions on behalf of the Adviser in connection with the performance of this Agreement.

                  5. The obligation of performance under the Investment Advisory Agreement with the Fund is solely that of the Adviser, and the Sub-Adviser undertakes no obligation in respect thereto except as otherwise expressly provided herein.

                  6. In consideration of services to be rendered by the Sub-Adviser and its employees pursuant to this Agreement, the Adviser agrees to compensate the Sub-Adviser in the amount of $150,000 per year. If the Sub-Adviser renders services to the Adviser under this Agreement for any period that is less than twelve months in length, the Sub-Adviser shall be entitled to a pro-rata portion of the fee identified in this paragraph, or such other fee as shall be agreed to by the Adviser and the Sub-Adviser.

                  7. (a) This Agreement shall become effective as of the date first above written, and shall continue in effect for two years from such initial date and thereafter for successive periods of one year, subject to the provisions for termination contained herein and all of the other terms and conditions hereof, if: (i) such continuation shall be specifically approved at least annually by the vote of the majority of the Trustees of the Fund, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval; and (ii) the Adviser shall not have notified the Sub-Adviser in writing as provided in subsection (b) below that it does not desire such continuation with respect to the Fund. This Agreement may also be approved by the affirmative vote of a majority of the outstanding voting securities of the Fund, provided, however, that if the continuance of this Agreement is submitted to the shareholders of the Fund for their approval, and should shareholders fail to approve such continuance of this Agreement as provided herein, the Sub-Adviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

                     (b) The Fund may at any time terminate this Agreement, without payment of any penalty, by sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser and the Sub-Adviser. Action of the Fund under this subsection may be taken either (i) by vote of its Trustees or (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund. The Adviser or the Sub-Adviser may at any time terminate this Agreement by not less than ninety (90) days' written notice delivered or mailed by registered mail, postage prepaid, to the other party and to the Fund.

                     (c) Termination of this Agreement pursuant to this section shall be without payment of any penalty.

                  8. Any notice under this Agreement shall be in writing, addressed and delivered or mailed postage prepaid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund, the Adviser and the Sub-Adviser for this purpose shall be P.O. Box 40407, Cincinnati, Ohio 45240.

                  9. This Agreement shall be governed by the laws of The Commonwealth of Massachusetts. The names "Summit Investment Trust" and "Trustees of Summit Investment Trust" refer respectively to the Massachusetts business trust created by the Trustees, as trustees but not individually or personally acting from time to time under the Agreement and Declaration of Trust, dated as of March 8, 1994, to which reference is hereby made and a copy of which is on file at the office of the Secretary of The Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The obligations of "Summit Investment Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities, and are not binding upon any of the Trustees, shareholders or representatives of the Fund personally, but bind only the assets of the Fund, and all persons dealing with any series of shares of the Fund must look solely to the assets of the Fund belonging to such series for the enforcement of any claims against the Fund.

                  10. The parties to this Agreement hereby acknowledge that:

                           (a) The Union Central Life Insurance Company ("Union
Central") shall have no responsibility for investment recommendations or decisions made by the Adviser or the Sub-Adviser for the Fund under this Agreement;

                           (b) Employees of Union Central may, to the full
extent that they deem appropriate, have access to and utilize economic, statistical and investment research reports and other material prepared pursuant to this Agreement which are relevant to the making of investment decisions for the Fund; provided however, that any such material prepared or obtained in connection with a private placement or other non-public transaction shall not be made available to Union Central if the Adviser or the Sub-Adviser deems such material confidential; and

                           (c) Union Central shall have no responsibility for
investment recommendations or decisions of the Sub-Adviser that are based upon information or advice given or obtained through Union Central employees.

                             FIRST SUMMIT CAPITAL MANAGEMENT


                             By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

                             CARILLON ADVISERS, INC.


                             By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------


                  Union Central hereby acknowledges and agrees to the provisions of paragraph 10 of this Agreement.


                                      THE UNION CENTRAL LIFE
                                        INSURANCE COMPANY


                             By:
                                      ------------------------------------
                                      Name:
                                           -------------------------------
                                      Title:
                                            ------------------------------

SUMMIT INVESTMENT TRUST                                                    PROXY
SUMMIT HIGH YIELD FUND
         SUMMIT HIGH YIELD SHARES CLASS
         SUMMIT HIGH YIELD INSTITUTIONAL SERVICE SHARES CLASS

              SPECIAL MEETING OF SHAREHOLDERS - SEPTEMBER 18, 1996

KNOW ALL PEOPLE BY THESE PRESENTS, that the undersigned holder of shares of beneficial interest in Summit High Yield Fund (the "Fund"), the sole portfolio of Summit Investment Trust (the "Trust"), does hereby constitute and appoint Scott A. Englehart and Craig C. Rudesill and each of them, the attorneys and proxies of the undersigned to vote all the undersigned shares of the Summit High Yield Shares Class or the Summit High Yield Institutional Service Shares Class of the Fund at the Fund's Special Meeting of Shareholders, to be held at the Ivy Hills Country Club, 7711 Ivy Hills Boulevard, Cincinnati, Ohio at 11:00 a.m., Eastern time on the 18th day of September, 1996, including any adjournments thereof, upon the matters set forth below.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES. IT WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY SHALL BE VOTED IN FAVOR OF EACH LISTED PROPOSAL (INCLUDING ALL NOMINEES FOR TRUSTEES) AND WITHIN THE DISCRETION OF THE PROXYHOLDERS AS TO ITEM 5.



                                                                                                                  WITHHOLD
                                                                                                                  AUTHORITY
                                                                                                                   TO VOTE
                                                                                             FOR ALL               FOR ALL
                                                                                            NOMINEES              NOMINEES
                                                                                         -----------------------------------------
1.       Election of Trustees                                                                 [  ]                  [  ]
         NOMINEES:  Theodore H. Emmerich, Frederick Moss, Bruce H. Olson,
         James F. Smith, Steven R. Sutermeister
         [  ]
             -----------------------------------------------------
                 FOR ALL NOMINEES, EXCEPT AS NOTED ABOVE
                                                                                          FOR          AGAINST           ABSTAIN
                                                                                         -----------------------------------------

2.       To approve the Investment Advisory Agreement between First Summit                [  ]          [  ]               [  ]
         Capital Management and the Trust, retaining First Summit Capital
         Management to provide investment services for the Fund.

                                                                                          FOR          AGAINST           ABSTAIN
                                                                                         -----------------------------------------

3.       To approve the Investment Sub-Advisory Agreement between First Summit            [  ]          [  ]               [  ]
         Capital Management and Carillon Advisers, Inc., retaining Carillon
         Advisers, Inc. to provide certain investment services to the Fund.

                                                                                           FOR          AGAINST           ABSTAIN
                                                                                         ------------------------------------------
4.       Ratification of the selection of Coopers & Lybrand L.L.P., Certified              [  ]          [  ]               [  ]
         Public Accountants, as the Fund's independent accountants for the
         Fund's fiscal year ending May 31, 1997.



 - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
         PLEASE SIGN AND PROMPTLY RETURN IN THE ACCOMPANYING ENVELOPE. NO POSTAGE REQUIRED IF MAILED WITHIN THE U.S.

                  Note: Please sign exactly as your name appears on the proxy. If signing for estates, trusts, or corporations, title or capacity should be stated. If shares are held jointly, each holder must sign.

                                        ---------------------------------------
                                        Signature


                                        ---------------------------------------
                                        Dated:


                                        ---------------------------------------
                                        Signature of Joint Owner (if applicable)


                                        ---------------------------------------
                                        Dated:


                                       -2-